OTHER ASSETS AND LIABILITIES - Other liabilities (Details) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020
Other Assets And Liabilities
Long-term deferred revenue (see Note 3)	$ 20	$ 17
Other liabilities	16	11
Total other non-current liabilities	36	28
Taxes payable (non-income tax)	318	372
Short-term deferred revenue (see Note 3)	154	158
Customer advances (see Note 3)	58	58
Other payments to authorities	52	95
Due to employees	153	168
Other liabilities	38	32
Total other current liabilities	$ 773	$ 883